                                                                   EXHIBIT 99.01

                        DEL GLOBAL TECHNOLOGIES ANNOUNCES
            TERMINATION OF ITS EXPLORATION OF STRATEGIC ALTERNATIVES

VALHALLA,  N.Y. - MARCH 30, 2005 - DEL GLOBAL  TECHNOLOGIES  CORP.  (DGTC) ("Del
Global" or the  "Company")  today  announced that it has concluded the review of its strategic alternatives and has determined that shareholders'  interests will be best served by continuing to operate as a stand-alone strategy. As previously announced, the Company was unable to reach a definitive agreement with the party with whom it had entered into a non-binding letter of intent for the sale of the
Medical Systems Group segment.

Since initiating the review of strategic alternatives,  as previously announced, the Company has completed the sale of its Del High Voltage  division,  reached a global  settlement  of the  Department  of Defense  (DOD)  investigation  of the
Company's subsidiary, RFI Corporation, and is working with the Defense Logistics
Agency,  a component of the DOD, to avoid any future  limitations on the ability of the Company to do business with U.S. Government  entities.  In addition,  the
Company  has  returned  to  profitability.  In light of this,  the  Company  has determined  that  shareholders'  interests  will be best  served by the  Company remaining independent.

"The Board believes that tightening  focus to continue to achieve  profitability while  operating  on a  stand-alone  basis  will  ultimately  generate  superior shareholder value over the other options available to the Company at this time,"
stated Suzanne M. Hopgood, Chair of Del Global's Board of Directors.

Del Global  Technologies  Corp. is primarily engaged in the design,  manufacture
and  marketing  of  cost-effective   medical  imaging  and  diagnostic   systems
consisting of stationary and portable  x-ray systems,  radiographic/fluoroscopic systems,  dental imaging systems and proprietary  high-voltage  power conversion subsystems for medical and other critical industrial  applications.  Through its
RFI  subsidiary,  Del  Global  manufactures  electronic  filters,  high  voltage capacitors, pulse modulators,  transformers and reactors, and a variety of other products  designed  for  industrial,  medical,  military  and  other  commercial applications.

Statements   about  future   results   made  in  this  release  may   constitute
forward-looking   statements  within  the  meaning  of  the  Private  Securities
Litigation   Reform  Act  of  1995.   These  statements  are  based  on  current
expectations  and the current  economic  environment.  Del Global  cautions that these  statements are not  guarantees of future  performance.  These  statements involve a number of risks  and  uncertainties  that are  difficult  to  predict, including,  but not  limited  to: the  ability of Del  Global to  implement  its business  plan;  retention of  management;  changing  industry  and  competitive conditions;  obtaining  anticipated operating  efficiencies;  securing necessary capital  facilities;  favorable  determinations  in various legal and regulatory matters; a settlement of the Department of Defense matter; that does not include a debarment from doing business with the U.S.  Government;  market and operating risks from foreign currency exchange  exposures;  and favorable general economic conditions.  Actual  results  could differ  materially  from those  expressed or implied  in the  forward-looking  statements.  Important  assumptions  and other important  factors that could cause  actual  results to differ  materially  from those in the  forward-looking  statements are specified in the Company's filings with the Securities and Exchange Commission.

CONTACT:
DEL GLOBAL TECHNOLOGIES CORP.                     INVESTOR RELATIONS:
Walter F. Schneider, President &              The Equity Group Inc.
   Chief Executive Officer                        Devin Sullivan  (212) 836-9608
Mark Koch, Principal Accounting Officer           Adam Prior      (212) 836-9606
(914) 686-3650